UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 8, 2007

Date of report (Date of earliest event reported)

Granite City Food & Brewery Ltd.

(Exact name of registrant as specified in its charter)

Minnesota	0-29643	41-1883639
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5402 Parkdale Drive, Suite 101

Minneapolis, MN 55416

(Address of principal executive offices, including zip code)

(952) 215-0660

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02             RESULTS OF OPERATION AND FINANCIAL CONDITION.

On January 10, 2007, we publicly announced revenue results and comparable restaurant sales for the fourth quarter and full year 2006. For further information, please refer to the press release attached hereto as Exhibit 99.1, which is incorporated by reference into this Item 2.02.

ITEM 7.01                                       REGULATION FD DISCLOSURE.

On January 11, 2007, we are scheduled to present at the 9th Annual ICR XChange Conference at 11:50 a.m. Pacific Time. Steven J. Wagenheim, our Chief Executive Officer and President, will be speaking utilizing the investor presentation that is attached hereto as Exhibit 99.2 and incorporated by reference into this Item 7.01. Certain statements made in this presentation of a non-historical nature, including but not limited to our guidance for fiscal year 2007, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated. Such factors include, but are not limited to, changes in economic conditions, changes in consumer preferences or discretionary consumer spending, a significant change in the performance of any existing units, a failure to realize the projected benefits of using our proprietary brewing method, including the projected advantages and favorable impact upon our profitability through use of our proprietary brewing method, our ability to obtain financing for, and complete construction of, additional restaurants at acceptable costs, our ability to implement and execute Fermentus Interruptus and the risks and uncertainties described in our Form 10-KSB filed with the Securities and Exchange Commission on March 27, 2006.  In addition, this presentation contains certain non-GAAP financial measures, including EBITDA.  For additional information, including a reconciliation from GAAP financial measures to non-GAAP financial measures, please review the Non-GAAP Financial Measures section of our website at www.gcfb.net.

ITEM 8.01                                       OTHER EVENTS.

On January 8, 2007, we publicly announced that we had received notice from the United States Patent Office that it will allow our patent application covering our proprietary beer brewing process. The patent will protect the method and apparatus for maintaining a centralized facility for the production of unfermented and unprocessed hopped wort (one of the last steps of the beer brewing production process) which is then transported to our restaurant fermentation tanks where it is finished into beer.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits. See “Exhibit Index.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Granite City Food & Brewery Ltd.

Date: January 11, 2007	By:	/s/ Peter P. Hausback
Peter P. Hausback
Chief Financial Officer

EXHIBIT INDEX

99.1                           Press Release regarding Revenue Results and Comparable Restaurant Sales, dated January 10, 2007.

99.2                           Investor Presentation for ICR XChange Conference, dated January 11, 2007.